Exhibit 99.1

Venu Holding Corporation Reports Its

Third Quarter Results Ending September 30, 2024

Total Assets Increase $83,000,000 and Year-over-Year Revenue Increases by 56%

Colorado Springs, Colorado, December 23, 2024—(BUSINESS WIRE)—Venu Holding Corporation (“VENU” or “The Company”) (NYSE American: VENU), a leading premium hospitality and live entertainment company built by music fans for music fans, announced today its third quarter 2024 results for the period ended September 30, 2024, the first earnings report since its successful initial public offering (“IPO”) which closed on November 29, 2024.

In the third quarter of 2024, VENU brought luxury entertainment to life. VENU executed its business plan with the historic launch of its fan founded and fan owned mission with the opening of its first live, ultra-lux entertainment complex in Colorado Springs, Colorado, Ford Amphitheater. Colorado Ford Dealerships purchased the naming rights for ten years for $13 million, one of the largest amphitheater sponsorships in history. This $70-million-dollar state-of-the-art facility hosted its Grand Opening weekend in August 2024 with an energetic, sold-out crowd featuring GRAMMY award winner, Ryan Tedder and his globally recognized band, OneRepublic. Designed to host over 8,000 music fans per show, Ford Amphitheater features 92 custom build luxury fire-pits suites, a unique feature to all VENU owned and planned amphitheaters.

Nominated by Pollstar Magazine for 2024 Best New Concert Venue of the Year, Ford Amphitheater welcomed over 96,000 music fans from over 5,500 different zip codes from all 50 states in its limited first season. While only hosting 17 shows in August and September (compared to a typical touring season of up to 60 shows running April to November), the Ford Amphitheater featured internationally renowned performers such as Dierks Bentley, Robert Plant, Lauren Daigle and more. Now entering its first full season in 2025, the Ford Amphitheater is off to a rocking start. With an initial set of shows announced and on sale for the 2025 season, and many more in the pipeline, the Ford Amphitheater is actively booking an exciting lineup through its partnership with AEG Presents Rocky Mountains.

VENU is also on schedule to unveil its highly anticipated $35 million dining and entertainment collection in 2025, strategically developed to sit along the east perimeter of Ford Amphitheater. Designed for year-round service, the innovative development will cater to guests during shows and beyond, featuring upscale restaurants and bars, Owners Clubs, and vibrant social and private event spaces.

“With two completed and operating campuses in Colorado Springs, Colorado and Gainesville, Georgia; four in the construction phase, and five others in the design and development phase, we have set the stage for continued growth.” said J.W. Roth the Company’s Founder, Chairman and Chief Executive Officer. “Together, once operational, these anticipated markets are projected to add over $2 billion in real assets to our balance sheet and will bring our seat inventory to an anticipated 150,000 seats.”

J.W. Roth continued “When fully developed, our initial 11 live entertainment complexes will be able to hold up to 60 shows per year, which calculates gross sellable seating at approximately 10 million seats per year. With an expected average gross sales price of $150 per seat, VENU’s annual gross receipts could be in excess of $1.5 billion.”

Performance Highlights:

●	Total assets rose to $166.6 million as of September 30, 2024, an increase of 100% compared to $83.2 million as of December 31, 2023.

●	Property and equipment totaled $125.8 million as of September 30, 2024, an increase of 118% compared to $57.7 million as of December 31, 2023.

~~●~~	Over the limited 2024 season of 17 shows at the Ford Amphitheater for the three months ended September 30, 2024, this location generated gross receipts of $12,739,599 which is inclusive of ticket sales, concessions, ticketing fees, parking, premium upgrades, as well as other receipts.

~~●~~	The Ford Amphitheater sold over 83,000 tickets at an average of $152 per ticket in its first 17 shows.

●	Total revenues were $13.6 million for the nine months ended September 30, 2024, an increase of 56% compared to $8.7 million for the nine months ended September 30, 2023. For the three months ended September 2024, total revenues were $5.5 million or an increase of 39% as compared to $3.9 million for the three months ended September 30, 2023.

●	Our restaurant operations business generated $2,740,411, or 50%, of our total revenue for the three months ended September 30, 2024, and $8,144,605 or 60%, for the nine months ended September 30, 2024.

●	Our event operations (defined as small to mid-side live entertainment venues) generated $3,755,113, or 28%, of our total revenue during the nine months ended September 30, 2024. $1,104,991, or 21%, of our total revenue during the three months ended September 30, 2024.

●	Through a subsidiary, we entered into an agreement with Anschutz Entertainment Group (“AEG”), AEG Presents-Rocky Mountains, LLC, a major music and entertainment events presenter, to operate Ford Amphitheater. Within our Amphitheater Operations, we pre-sell naming rights to our amphitheater by partnering with industry-leading brands under naming-rights agreements. At the Ford Amphitheater, we generate net profits that are split with AEG through: (i) ticket sales, fees and rebates on tickets for concerts and events held at Ford Amphitheater; (ii) parking fees; (iii) venue rentals, which may occur for a variety of corporate and personal events; (iv) food and beverage sold at the shows and events; (v) premium upgrades; (vi) merchandise sales; (vii) other ancillaries; and (viii) sponsorship sales, which allow brands to advertise at our venue by showcasing their names and logos on a variety of sponsorship inventory curated for the venue and at each event we promote and host, all of which are offset by operating expenses, artist expenses, supplies, security, utilities, insurance, overhead, pre-opening expenses and other operating costs within our net amphitheater revenue recognition from AEG.

●	Our amphitheater operations generated net profit to Venu (defined as profit after VENU’s split with AEG), with receipts from our naming rights agreements (which are outside of VENU’s AEG partnership agreement), combined for $1,606,573 or 30% of our total revenue for the three ending September 30, 2024, or 12% of our total revenue. We did not recognize any amphitheater net profits prior to the opening of the Ford Amphitheater in August 2024.

Key Updates: Q3 2024, Year-to-Date Highlights, and Notable Business Developments

-	April 2024:

○	Highlights: Formed through a public-private partnership, VENU and the City of McKinney, Texas, together with the McKinney Economic Development Corporation and the McKinney Community Development Corporation, entered a Chapter 380, Grant, and Development Agreement, pursuant to which VENU will develop The Sunset McKinney.

-	June and July 2024:

○	Highlights: VENU and the City of El Paso, Texas formed a public-private partnership by entering into a Purchase and Sale Agreement in June 2024 and a Chapter 380 Economic Development Program Agreement in July 2024. Pursuant to the agreements, VENU is acquiring approximately 17 acres of land from the City of El Paso where it will construct and manage The Sunset El Paso, a 12,500-person amphitheater.
○	Notable Announcements:

■	June 4, 2024- Colorado Ford Dealers Secure Naming Rights to New Outdoor Amphitheater in Colorado Springs, Colorado

-	August 2024

○	Highlights: VENU opened its first outdoor amphitheater, Ford Amphitheater, in Colorado Springs, Colorado, and began hosting live concerts and events opening its gates to nearly 96,000 music fans from over 5,500 different zip codes from all 50 states.
○	Notable Announcements:

■	August 13, 2024- In Partnership with AEG Presents, VENU Celebrates Grand Opening of Ford Amphitheater in Colorado Springs with Sold Out Performances and Special Honors

-	October 2024

○	Highlights: Groundbreaking of amphitheater development in Broken Arrow, Oklahoma.
○	Notable Announcements:

■	October 1, 2024- Ford Amphitheater selects Kaiser Permanente for exclusive sponsorship

-	November 2024

○	Highlights: VENU closed on the initial public offering of its Common Stock generating net proceeds to the Company of approximately $12.3 million, and, in connection therewith the Company’s Common Stock was listed on the New York American Stock Exchange.
○	Notable Announcements:

■	November 20, 2024- Venu Holding Corporation and Phil Long Dealerships Partner to Unveil Phil Long Music Hall at Bourbon Brothers
■	November 21, 2024- Venu Holding Corporation’s Crown Jewel, Ford Amphitheater, Nominated for Pollstar Magazine’s Coveted 2024 New Concert Venue of The Year Award.

-	December 2024

○	Highlights: VENU announces partnership with NFL Hall of Famer, and Owner of EIGHT Elite Light Lager, Troy Aikman, welcomes in a new President, and a new Chief Marketing Officer along with launching a brand-new non-profit organization VENU Arts and Culture Foundation
○	Notable Announcements

■	December 2, 2024- Venu Holding Corporation Announces Partnership with former Dallas Cowboy, Three- Time Super- Bowl Champion, and Founder of EIGHT Elite Light Lager, Troy Aikman
■	December 3, 2024- Venu Holding Corporation Welcomes Industry Leader Will Hodgson as new President
■	December 4, 2024- Venu Holding Corporation Welcomes Terri Liebler as Chief Marketing Officer
■	December 16, 2024- Venu Holding Corporation Set to Open Four New Live Entertainment Facilities
■	December 17, 2024- Venu Holding Corporation Launches New ‘Venu Arts and Culture Foundation’ to Champion Local Talent and Cultural Vibrancy

Source: Venu Holding Corporation

CONFERENCE CALL DETAILS

Monday, December 23, 2024, 4:30 p.m. Eastern Time

USA/Canada Toll-Free Dial-In Number:	(800) 715-9871

International Toll Dial-In Number:	+1 (646) 307-1963

Conference ID: 9521412

Webcast Link: https://events.q4inc.com/attendee/565245234

Webcast Replay - available through December 23, 2025, at https://investors.venu.live

About Venu Holding Corporation

Venu Holding Corporation (“VENU”) (NYSE American: VENU), founded by Colorado Springs entrepreneur J.W. Roth, is a premier hospitality and live music venue developer dedicated to crafting luxury, experience-driven entertainment destinations. VENU’s campuses in Colorado Springs, Colorado, and Gainesville, Georgia, each feature Bourbon Brothers Smokehouse and Tavern, The Hall at Bourbon Brothers, and unique to Colorado Springs, Notes Eatery and the 8,000-seat Ford Amphitheater. Expanding with new Sunset Amphitheaters in Oklahoma and Texas, VENU’s upcoming large-scale venues will host between 12,500 and 20,000 guests, continuing VENU’s vision of redefining the live entertainment experience.

VENU has been recognized nationally by The Wall Street Journal, The New York Times, Denver Post, Billboard, VenuesNow, and Variety for its innovative and disruptive approach to live entertainment. Through strategic partnerships with industry leaders such as AEG Presents and NFL Hall of Famer and Founder of EIGHT Elite Light Lager, Troy Aikman, VENU continues to shape the future of the entertainment landscape. For more information, visit venu.live

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the SEC, not limited to Risk Factors relating to its business contained therein. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Contacts

For media requests, connect with Chloe Hoeft at choeft@venu.live or 719-895-5470

VENU HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in US Dollars)

	As of
	September 30,	December 31,
	2024	2023
	Unaudited
ASSETS
Current assets
Cash	$35,796,857	$20,201,104
Inventories	226,871	185,746
Prepaid expenses and other current assets	1,171,226	209,215
Receivables from AEG partnership	1,370,710	-
Total current assets	38,565,664	20,596,065
Other assets
Property and equipment, net	125,756,511	57,737,763
Intangible assets, net	227,956	277,995
Operating lease right-of-use assets, net	1,446,793	3,685,980
Investments in related parties	550,000	550,000
Security and other deposits	50,878	375,904
Total other assets	128,032,138	62,627,642
Total assets	$166,597,802	$83,223,707

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	5,822,922	2,565,460
Accrued expenses	13,137,911	698,369
Accrued payroll and payroll taxes	316,927	331,457
Deferred revenue	2,209,107	764,081
Convertible debt	8,583,275	-
Current portion of operating lease liabilities	371,111	230,952
Current portion of long-term debt	208,510	325,245
Total current liabilities	30,649,763	4,915,564

Long-term portion of operating lease liabilities	1,109,006	3,646,385
Long-term licensing liability	6,800,000	1,500,000
Long-term debt, net of current portion	14,001,634	11,182,073
Total liabilities	$52,560,403	$21,244,022
Commitments and contingencies
Stockholders’ Equity
Class B common stock, $0.001 par - 1,000,000 authorized, 383,656 issued and outstanding at September 30, 2024 and 30,000,000 authorized and 1,959,445 issued and outstanding at December 31, 2023	383	1,960
Class C common stock, $0.001 par - 0 authorized and issued and outstanding at September 30, 2024 and 50,000,000 authorized and 30,306,060 issued and outstanding at December 31, 2023	-	30,306
Common stock, $0.001 par - 144,000,000 authorized, 35,914,923 issued and outstanding at September 30, 2024 and 60,000,000 authorized at 0 issued and outstanding at December 31, 2023	35,915	-
Preferred stock, $0.001 par - 5,000,000 authorized, none issued or outstanding	-	-
Additional paid-in capital	121,914,521	47,743,085
Accumulated deficit	(41,073,711)	(17,021,453)
	80,877,108	30,753,898
Treasury Stock, at cost - 276,245 shares at September 30, 2024 and 76,245 shares at December 31, 2023	(1,500,076)	(76)
Total Venu Holding Corporation and subsidiaries equity	79,377,032	30,753,822
Non-controlling interest	34,660,367	31,225,863
Total stockholders’ equity	$114,037,399	$61,979,685
Total liabilities and stockholders’ equity	$166,597,802	$83,223,707

VENU HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in US Dollars)

Unaudited

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2024	2023	2024	2023
Revenues
Restaurant including food and beverage revenue	$2,740,411	$2,892,082	$8,144,605	$6,706,719
Event center ticket and fees revenue	2,002,572	961,222	4,663,228	1,838,736
Rental and sponsorship revenue	708,992	58,075	759,123	140,120
Total revenues	$5,451,975	$3,911,379	$13,566,956	$8,685,575
Operating costs
Food and beverage	653,178	712,026	1,901,590	1,530,107
Event center	435,841	407,889	1,727,311	634,368
Labor	1,152,909	1,188,574	3,358,871	2,572,382
Rent	333,192	363,032	975,756	863,850
Operating expenses	5,449,396	3,428,774	24,279,184	9,944,662
Depreciation and amortization	1,103,720	565,355	2,319,513	1,279,510
Total operating costs	9,128,236	6,665,650	34,562,225	16,824,879

Loss from operations	$(3,676,261)	$(2,754,271)	$(20,995,269)	$(8,139,304)

Other income (expense), net
Interest expense	(1,162,663)	(92,252)	(2,717,849)	(222,812)
Other expense	-	-	(2,500,000)	-
Loss on sale of investments	-	-	-	(11,947)
Interest income	276,452	-	502,962	20,153
Other income	35,000	38,610	97,500	109,179
Total other expense, net	(851,211)	(53,642)	(4,617,387)	(105,427)

Net loss	$(4,527,472)	$(2,807,913)	$(25,612,656)	$(8,244,731)

Net loss attributable to non-controlling interests	(595,251)	(33,707)	(1,560,398)	(538,133)

Net loss attributable to common stockholders	$(3,932,221)	$(2,774,206)	$(24,052,258)	$(7,706,598)

Weighted average number of shares of Class A common stock, outstanding, basic and diluted	-	-	-	182,234
Basic and diluted net loss per share of Class A common stock	$-	$-	$-	$(0.31)

Weighted average number of shares of Class B common stock, outstanding, basic and diluted	383,656	11,695,841	839,116	17,514,426
Basic and diluted net loss per share of Class B common stock	$(0.13)	$(0.09)	$(0.58)	$(0.31)

Weighted average number of shares of Class C common stock, outstanding, basic and diluted	20,997	20,504,392	9,027,155	7,549,308
Basic and diluted net loss per share of Class C common stock	$(0.13)	$(0.09)	$(0.58)	$(0.31)

Weighted average number of shares of Class D common stock, outstanding, basic and diluted	25,879,401	-	21,805,264	-
Basic and diluted net loss per share of Class D common stock	$(0.13)	$-	$(0.58)	$-

Weighted average number of shares of Common stock, outstanding, basic and diluted	3,282,150	-	9,775,099	-
Basic and diluted net loss per share of Common stock	$(0.13)	$-	$(0.58)	$-

VENU HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in US Dollars)

Unaudited

	For the nine months ended September 30,
	2024	2023
Net loss	$(25,612,656)	$(8,244,731)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity issued for interest on convertible debt	448,150	-
Equity based compensation	3,927,325	273,380
Equity issued for services	7,000,000	1,742,974
Project abandonment loss	579,981	-
Amortization of debt discount	1,985,568	1,434
Non cash lease expense	268,635	363,149
Unrealized income on equity method investment	-	(11,678)
Depreciation and amortization	2,319,513	1,279,510
Noncash financing expense	2,500,000	-
Changes in operating assets and liabilities:
Inventories	(41,125)	(93,060)
Prepaid expenses and other current assets	(962,011)	205,157
Security deposit	325,026	(215,904)
Accounts payable	3,233,914	(1,670,904)
Accrued expenses	12,439,542	54,576
Receivables from AEG partnership	(1,370,710)	-
Accrued payroll and payroll taxes	(14,530)	(113,865)
Deferred revenue	1,445,026	248,542
Operating lease liabilities	(235,641)	(336,794)
Licensing liabilities	5,100,000	-
Net cash provided by (used in) operating activities	13,336,007	(6,518,214)
Cash flows from investing activities
Purchase of property and equipment	(61,615,767)	(19,190,024)
Net cash acquired from acquisition of 13141 BP	74,085	-
Net cash used in investing activities	(61,541,682)	(19,190,024)
Cash flows from financing activities
Proceeds from sale of non-controlling interest equity	29,900,282	10,950,000
Distributions to non-controlling shareholders	(893,082)	(548,830)
Principal payments on long-term debt	(232,327)	(144,431)
Proceeds from issuance of shares	30,426,503	14,512,268
Proceeds from exercise of warrants	52	82,600
Payment for personal guarantee on convertible debt	(100,000)	-
Acquisition of Treasury Stock	(1,500,000)	(76)
Proceeds from municipality promissory note	6,200,000	-
Net cash provided by financing activities	63,801,428	24,851,531
Net increase (decrease) in cash	15,595,753	(856,707)
Cash, beginning	20,201,104	23,470,734
Cash, ending	$35,796,857	$22,614,027
Supplemental disclosure of non-cash operating, investing and financing activities:
Cash paid for interest	$296,593	$234,197
Property acquired via mortgage	$-	$4,402,392
Property acquired via convertible debt	$10,000,000	$-
Debt discounts - warrants	$3,000,140	$-
Equity issued for origination fee	$100,000	$-
Debt discount - suite granted to lender	$200,000	$-
Land returned in exchange for termination of promissory note payable	$3,267,000	$-
Right of Use Assets obtained in exchange for operating lease liabilities	$471,476	$-